UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

Dreyfus Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/18

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Strategic Municipals, Inc.

ANNUAL REPORT September 30, 2018

Dreyfus Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Strategic Municipals, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 2017 through September 30, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The 12-month period started on solid footing which gave way to a shifting landscape. Through February 2018, major global economies appeared to be in lockstep as they moved towards less accommodative monetary policy and concurrent growth. In the equity markets, both U.S. and non-U.S. markets enjoyed upward progression across sectors and market capitalizations. Interest rates rose across the curve, thus putting pressure on bond prices, but sectors such as investment grade and high yield corporates, non-U.S. dollar-denominated bonds, and emerging market debt, were able to outperform like-duration U.S. Treasuries.

In February, global economic growth and monetary policy paths began to diverge. Volatility disrupted equity markets until April, when pressure eased. Backed by strong economic growth, U.S. equity indices rebounded quickly and posted double-digit gains for the period. While some non-U.S. markets made it back into the black by year-end, continued difficulties in the Eurozone and in emerging markets weighed on global returns. The rising rate environment and a flattening yield curve caused some fixed income instruments to struggle during the second half of the period.

Despite concerns regarding trade, U.S. inflationary pressures, and global growth, we are optimistic that U.S. consumer spending, corporate earnings, and economic data will remain strong in the near term. However, we will stay attentive to signs that indicate potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
October 15, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2017 through September 30, 2018, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2018, Dreyfus Strategic Municipals, Inc. produced a total return of 1.52% on a net-asset-value basis and -9.72% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.4520 per share, which reflects a distribution rate of 6.03%.2

Municipal bonds during the reporting period encountered bouts of market volatility stemming from rising interest rates and shifting demand dynamics in the municipal securities market. The fund benefited from its exposure to higher-yielding, lower-rated revenue-backed bonds.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”) in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including paying close attention to each bond’s yield, maturity, and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially gains or losses, especially those among the longest maturities.

Demand Dynamics and Interest Rate Fluctuation Drive Municipal Market Behavior

Municipal bonds encountered bouts of volatility early in the reporting period. Prior to tax reform passing, a record number of new issues put upward pressure on yields and downward pressure on prices. However, the situation proved temporary and municipal bonds rebounded as volatility subsided by March. Demand from individuals in high-tax states increased significantly as the search for immunization against the newly imposed restrictions on state and local tax deductions drove people back to the municipal markets. Conversely, tax cuts to corporations may have softened institutional demand for municipal bonds, particularly from banks and insurance companies, as companies perceive less of a need to seek out tax-advantaged investments in the wake of lower tax rates. As the economy remains strong, tax revenues continue to support the underlying financial conditions of many municipalities, reducing the perceived risk of lending money to these entities and increasing demand for these higher-yielding instruments.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

In this historically low-rate environment, investors continue to display yield-seeking behavior, emphasizing lower-quality credits and longer maturity profiles. From March through August, this demand drove down the longer portion of the yield curve, causing a flattening effect. Inflationary pressures accumulated during the latter half of the year. In late August, rates rose across the curve and volatility reentered the picture, creating a headwind for many areas of the fixed income market, particularly higher duration securities.

Higher-Yielding Bonds Supported Fund Results

The fund’s performance was supported during the reporting period by ample exposure to higher-yielding, revenue-backed bonds. Results were particularly favorable from lower-quality municipal bonds, especially those rated BBB and below. Exposure to tobacco securitization bonds was advantageous. Security selection was beneficial to returns, particularly within the states of Illinois and New Jersey, where lower credit ratings and higher yield attracted investors and drove demand.

Disappointments during the reporting period included a relatively long average duration and maturity profile, which made the fund more sensitive to the adverse impact of rising interest rates. Bonds located at the 10-year point of the curve were hardest hit by rising rates. The fund’s holdings of higher-quality bonds, such as those backed by essential municipal services, underperformed their lower-rated counterparts. The fund’s leveraging strategy proved less effective than in previous periods, as higher short-term interest rates increased borrowing costs.

A Constructive Investment Posture

While rising rates and resulting volatility resurfaced near the end of the year, we anticipate a U.S. economy that will remain strong in the near term and continue to support issuer fundamentals. Therefore, we have maintained a constructive investment posture, including an emphasis on current income through holdings of potentially higher-yielding revenue bonds with longer maturities and lower credit ratings. We believe the opportunities to maintain high income generation within the portfolio have increased due to the market volatility and we will be looking for ways to maintain the strong earnings power of the portfolio, given the more generous opportunity set.

October 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share, and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until November 30, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Distribution rate per share is based upon dividends per share, paid from net investment income during the period, divided by the market price per share at the end of the period, and adjusted for any capital gain distributions.

Bonds are generally subject to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION
September 30, 2018 (Unaudited)

Market Price per share September 30, 2018			$7.50
Shares Outstanding September 30, 2018			62,195,578
New York Stock Exchange Ticker Symbol			LEO
MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended September 30, 2018
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018
High	$8.90	$8.76	$7.73	$7.75
Low	8.60	7.60	7.57	7.36
Close	8.64	7.71	7.67	7.50
PERCENTAGE GAIN (LOSS) based on change in Market Price†
September 23, 1987 (commencement of operations) through September 30, 2018				532.68%
October 1, 2008 through September 30, 2018				114.48
October 1, 2013 through September 30, 2018				27.88
October 1, 2017 through September 30, 2018				(9.72)
January 1, 2018 through September 30, 2018				(9.52)
April 1, 2018 through September 30, 2018				(.02)
July 1, 2018 through September 30, 2018				(.87)
NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)				$9.32
September 30, 2017				8.63
December 31, 2017				8.55
March 31, 2018				8.40
June 30, 2018				8.42
September 30, 2018				8.28
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
September 23, 1987 (commencement of operations) through September 30, 2018				649.38%
October 1, 2008 through September 30, 2018				102.83
October 1, 2013 through September 30, 2018				39.96
October 1, 2017 through September 30, 2018				1.52
January 1, 2018 through September 30, 2018				.94
April 1, 2018 through September 30, 2018				1.31
July 1, 2018 through September 30, 2018				(.30)

† Total return includes reinvestment of dividends and any capital gains paid.

STATEMENT OF INVESTMENTS
September 30, 2018

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8%
Alabama - 3.0%
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	5.75	6/1/45	5,000,000		5,421,250
Birmingham Special Care Facilities Financing Authority, Improvement Revenue Bonds (Methodist Home for the Aging)	6.00	6/1/50	1,000,000		1,096,930
Jefferson County, Sewer Revenue Bonds Warrants	0/7.90	10/1/50	2,500,000	[a]	2,137,900
Lower Alabama Gas District, Gas Project Revenue Bonds	5.00	9/1/46	6,000,000		7,014,420
				15,670,500
Alaska - 1.6%
Northern Tobacco Securitization Corporation of Alaska, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/46	8,090,000		8,090,000
Arizona - 3.1%
Arizona Industrial Development Authority, Education Revenue Bonds, Refunding (Basis School Projects)	5.00	7/1/51	1,380,000	[b]	1,394,518
Maricopa County Industrial Development Authority, Education Revenue Bonds (Paradise Schools Projects)	5.00	7/1/47	1,000,000	[b]	1,025,100
Phoenix Industrial Development Authority, Education Facility Revenue Bonds (BASIS Schools Projects)	5.00	7/1/46	2,000,000	[b]	2,029,580
Phoenix Industrial Development Authority, Education Facility Revenue Bonds (BASIS Schools Projects)	5.00	7/1/35	2,360,000	[b]	2,418,198
Pima County Industrial Development Authority, Education Revenue Bonds (American Leadership Academy Project)	5.00	6/15/47	4,240,000	[b]	4,259,589
Tender Option Bond Trust Receipts (Series 2018-XF2537), 12/1/37, (Salt Verde Financial Corporation, Senior Gas Revenue Bonds) Recourse	5.00	6/1/32	4,030,000	[b,c]	4,676,592
				15,803,577

Description	Coupon Rate (%)	MaturityDate	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
California - 13.1%
California, GO (Various Purpose)	5.75	4/1/31	10,800,000		11,003,688
California, GO (Various Purpose)	6.00	11/1/35	7,500,000		7,827,225
California, GO (Various Purpose)	6.50	4/1/33	4,585,000		4,687,979
California, GO (Various Purpose)	6.50	4/1/19	4,915,000	[d]	5,033,058
California Statewide Communities Development Authority, Revenue Bonds (Bentley School)	7.00	7/1/40	2,090,000		2,240,208
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center) Series A	5.50	12/1/58	1,000,000	[b]	1,079,230
San Buenaventura, Revenue Bonds (Community Memorial Health System)	7.50	12/1/41	2,000,000		2,204,060
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue Bonds (Mission Bay South Public Improvements)	5.00	8/1/23	1,000,000		1,106,560
Tender Option Bond Trust Receipts (Series 2016-XM0379), 7/1/43, (Los Angeles Department of Water and Power, Water System Revenue Bonds) Non-recourse	5.00	7/1/20	5,000,000	[b,c]	5,451,038
Tender Option Bond Trust Receipts (Series 2016-XM0434), 5/15/38, (The Regents of the University of California, General Revenue Bonds) Recourse	5.00	5/1/22	10,000,000	[b,c]	11,016,550
Tender Option Bond Trust Receipts (Series 2016-XM0440), 5/15/31, (Los Angeles Department of Airports, Senior Revenue Bonds (Los Angeles International Airport)) Recourse	5.00	4/15/27	5,247,500	[b,c]	5,496,285
Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds (San Diego County Tobacco Asset Securitization Corporation)	5.00	6/1/37	7,300,000		7,333,361
Tuolumne Wind Project Authority, Revenue Bonds (Tuolumne Company Project)	5.88	1/1/19	3,000,000	[d]	3,031,020
				67,510,262

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Colorado - 4.5%
Colorado Bridge Enterprise, Revenue Bonds (Central 70 Project)	4.00	6/30/51	1,615,000		1,543,892
Dominion Water and Sanitation District, Tap Fee Revenue Bonds	6.00	12/1/46	2,715,000		2,863,483
Tender Option Bond Trust Receipts (Series 2016-XM0385), 3/1/38, (Board of Governors of the Colorado State University, System Enterprise Revenue Bonds) Non-recourse	5.00	3/1/20	7,500,000	[b,c]	8,204,006
Tender Option Bond Trust Receipts (Series 2016-XM0433), 11/15/43, (Colorado Springs, Utilities System Improvement Revenue Bonds) Recourse	5.00	9/25/22	9,752,907	[b,c]	10,761,017
				23,372,398
Connecticut - 1.3%
Connecticut Health and Educational Facilities Authority, Revenue Bonds (Trinity Health Credit Group)	5.00	12/1/45	2,500,000		2,755,350
Harbor Point Infrastructure Improvement District, Special Obligation Revenue Bonds, Refunding (Harbor Point Project)	5.00	4/1/39	3,500,000	[b]	3,695,685
				6,451,035
District of Columbia - 4.7%
District of Columbia Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds	0.00	6/15/46	14,800,000	[e]	2,553,740
Tender Option Bond Trust Receipts (Series 2016-XM0437), 12/1/35, (District of Columbia, Income Tax Secured Revenue Bonds) Recourse	5.00	12/20/21	19,992,830	[b,c]	21,760,480
				24,314,220
Florida - 6.9%
Cape Coral Health Facilities Authority, Senior Housing Revenue Bonds (Gulf Care, Inc. Project)	5.88	7/1/40	1,600,000	[b]	1,703,696
Clearwater, Water and Sewer Revenue Bonds	5.25	12/1/19	5,000,000	[d]	5,191,200
Florida Development Finance Corporation, Educational Facilities Revenue Bonds (Miami Arts Charter School Project)	6.00	6/15/44	5,000,000	[b]	4,544,700
Greater Orlando Aviation Authority, Airport Facilities Revenue Bonds	6.25	10/1/20	8,000,000		8,326,720

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Florida - 6.9% (continued)
Miami-Dade County, Subordinate Special Obligation Revenue Bonds	0.00	10/1/45	3,000,000	[e]	928,920
Mid-Bay Bridge Authority, Springing Lien Revenue Bonds	7.25	10/1/21	6,000,000	[d]	6,864,840
Saint Johns County Industrial Development Authority, Revenue Bonds (Presbyterian Retirement Communities Project)	6.00	8/1/20	6,500,000	[d]	6,955,130
Village Community Development District Number 10, Special Assessment Revenue Bonds	6.00	5/1/44	1,000,000		1,138,030
				35,653,236
Georgia - 5.0%
Atlanta, Water and Wastewater Revenue Bonds	6.00	11/1/19	6,000,000	[d]	6,261,120
Atlanta, Water and Wastewater Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/34	1,445,000		1,491,775
Atlanta, Water and Wastewater Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.25	11/1/19	2,555,000	[d]	2,645,805
Atlanta Development Authority Senior Health Care Facilities, Revenue Bonds (Georgia Proton Treatment Center Project)	7.00	1/1/40	2,000,000		1,958,620
Burke County Development Authority, Pollution Control Revenue Bonds, Refunding (Oglethorpe Power Corp-Vogtle)	4.13	11/1/45	2,400,000		2,333,112
Tender Option Bond Trust Receipts (Series 2016-XM0435), 10/1/43, (Private Colleges and Universities Authority, Revenue Bonds (Emory University)) Recourse	5.00	8/20/22	10,000,000	[b,c]	10,952,950
				25,643,382
Hawaii - 1.2%
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds (Hawai'i Pacific Health Obligated Group)	5.75	7/1/20	4,415,000	[d]	4,700,077

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Hawaii - 1.2% (continued)
Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds (Hawaiian Electric Company)	4.00	3/1/37	1,500,000		1,509,555
				6,209,632
Idaho - 1.0%
Power County Industrial Development Corporation, SWDR (FMC Corporation Project)	6.45	8/1/32	5,000,000		5,018,350
Illinois - 11.7%
Chicago, GO (Project and Refunding Series)	6.00	1/1/38	3,000,000		3,381,810
Chicago Board of Education, GO	5.00	12/1/36	2,000,000		2,053,120
Chicago Board of Education, GO, Refunding, Series 2018 A	5.00	12/1/34	1,400,000		1,441,538
Chicago O'Hare International Airport, Revenue Bonds (General Airport Third Lien)	5.63	1/1/35	1,015,000		1,078,356
Chicago O'Hare International Airport, Revenue Bonds (General Airport Third Lien)	5.63	1/1/21	3,985,000	[d]	4,292,522
Illinois, GO	5.00	12/1/39	3,400,000		3,500,538
Illinois, GO	5.00	11/1/27	3,400,000		3,590,332
Metropolitan Pier and Exposition Authority, Dedicated Tax Revenue Bonds (Capital Appreciation-McCormick Place Expansion Project) (Insured; MBIA Insurance Corporation)	0.00	12/15/36	2,500,000	[e]	1,058,050
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	0.00	12/15/51	18,100,000	[e]	3,341,260
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/53	3,500,000		3,665,620
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/52	1,650,000		1,693,593
Metropolitan Pier and Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	12/15/28	3,000,000		3,138,930

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Illinois - 11.7% (continued)
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue Bonds	6.00	6/1/21	5,050,000	[d]	5,549,193
Tender Option Bond Trust Receipts (Series 2016-XM0378), 12/1/32, (Greater Chicago Metropolitan Water Reclamation District, GO Capital Improvement Bonds) Non-recourse	5.00	2/15/21	7,500,000	[b,c]	7,979,156
Tender Option Bond Trust Receipts (Series 2017-XM0492), 10/1/40, (Illinois Finance Authority, Revenue Bonds (The University of Chicago)) Non-recourse	5.00	10/1/40	12,000,000	[b,c]	13,169,970
University of Illinois Board of Trustees, Auxiliary Facilities System Revenue Bonds (University of Illinois)	5.00	4/1/44	1,000,000		1,071,840
				60,005,828
Indiana - .6%
Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds (Ohio Valley Electric Corporation Project) Series 2012 A	5.00	6/1/39	1,585,000		1,580,768
Indiana Finance Authority, Revenue Bonds (Marquette Project)	5.00	3/1/39	1,400,000		1,446,928
				3,027,696
Iowa - 1.9%
Iowa Finance Authority, Midwestern Disaster Area Revenue Bonds (Iowa Fertilizer Company Project)	5.25	12/1/25	7,375,000		7,857,472
Tobacco Settlement Authority of Iowa, Tobacco Settlement Asset-Backed Bonds	5.60	6/1/34	2,000,000	[f]	2,020,040
				9,877,512
Kansas - .6%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project)	5.25	11/15/53	1,000,000		992,010
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Series 2018 B	4.00	11/15/25	2,000,000		2,007,320
				2,999,330
Louisiana - 2.9%
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Corporation Project)	3.50	11/1/32	3,100,000		3,005,822

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Louisiana - 2.9% (continued)
New Orleans, Sewage Service Revenue Bonds	5.00	6/1/40	500,000		545,145
Tender Option Bond Trust Receipts (Series 2018-XF2584), 7/1/47, (Louisiana Public Facilities Authority, Hospital Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Recourse	5.00	7/1/25	10,755,000	[b,c]	11,591,052
				15,142,019
Maine - .6%
Maine Health and Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Issue)	7.50	7/1/32	3,000,000		3,300,720
Maryland - 2.6%
Maryland Health and Higher Educational Facilities Authority, Revenue Bonds (Adventist HealthCare Issue)	5.50	1/1/46	3,250,000		3,567,850
Tender Option Bond Trust Receipts (Series 2016-XM0391), 7/1/43, (Mayor and City Council of Baltimore, Project Revenue Bonds (Water Projects)) Non-recourse	5.00	7/1/21	9,000,000	[b,c]	9,858,577
				13,426,427
Massachusetts - 10.1%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles)	5.00	10/1/57	1,000,000	[b]	1,050,250
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Suffolk University Issue)	6.25	7/1/30	2,065,000		2,122,799
Massachusetts Health and Educational Facilities Authority, Revenue Bonds (Suffolk University Issue)	6.25	7/1/19	3,585,000	[d]	3,700,831
Tender Option Bond Trust Receipts (Series 2016-XM0368), 2/1/34, (Massachusetts Development Finance Agency, Revenue Bonds (Harvard University Issue)) Non-recourse	5.25	6/18/20	10,000,000	[b,c]	10,725,525
Tender Option Bond Trust Receipts (Series 2016-XM0372), 11/1/25, (Massachusetts, Consolidated Loan) Non-recourse	5.00	8/4/20	8,600,000	[b,c]	9,213,352

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Massachusetts - 10.1% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0389), 5/15/43, (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue Bonds) Non-recourse	5.00	5/15/21	10,000,000	[b,c]	10,910,275
Tender Option Bond Trust Receipts (Series 2018-XF0610), 6/1/47, (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Recourse	5.00	6/1/25	12,750,000	[b,c]	14,329,784
				52,052,816
Michigan - 7.1%
Detroit, Water Supply System Senior Lien Revenue Bonds	5.00	7/1/31	3,000,000		3,144,810
Great Lakes Water Authority, Sewage Disposal System Second Lien Revenue Bonds	5.00	7/1/36	3,000,000		3,322,200
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	11/1/44	5,165,000		5,603,199
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Bonds Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/31	2,000,000		2,210,740
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Second Lien Local Project Bonds)	5.00	7/1/34	2,000,000		2,172,540
Michigan Finance Authority, Local Government Loan Program Revenue Bonds (Detroit Water and Sewerage Department, Water Supply System Revenue Bonds Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/36	2,000,000		2,152,700
Michigan Hospital Finance Authority, HR (Henry Ford Health System)	5.63	11/15/19	5,000,000	[d]	5,198,950
Michigan Strategic Fund, SWDR (Genesee Power Station Project)	7.50	1/1/21	3,560,000		3,506,992
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/48	4,000,000		4,020,400

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Michigan - 7.1% (continued)
Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Bonds	6.88	6/1/42	5,000,000	5,009,550
				36,342,081
Minnesota - 1.0%
Dakota County Community Development Agency, SFMR (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA)	5.15	12/1/38	17,527	17,528
Dakota County Community Development Agency, SFMR (Mortgage-Backed Securities Program) (Collateralized: FHLMC, FNMA and GNMA)	5.30	12/1/39	36,010	36,052
Minneapolis, Health Care System Revenue Bonds (Fairview Health Services) (Insured; Assured Guaranty Corp.)	6.50	11/15/38	4,190,000	4,213,296
Minneapolis, Health Care System Revenue Bonds (Fairview Health Services) (Insured; Assured Guaranty Corp.)	6.50	11/15/18	810,000	[d] 814,552
				5,081,428
Mississippi - 2.2%
Mississippi Business Finance Corporation, PCR (System Energy Resources, Inc. Project)	5.88	4/1/22	5,720,000	5,731,268
Mississippi Development Bank, Special Obligation Revenue Bonds (Magnolia Regional Health Center Project)	6.50	10/1/31	5,500,000	5,744,090
				11,475,358
Missouri - 1.7%
Saint Louis County Industrial Development Authority, Tax Increase Financing Revenue Bonds (Saint Louis Innovation District Project)	4.38	5/15/36	3,500,000	3,438,645
Saint Louis Land Clearance Redevelopment Authority, Annual Appropriation Redevelopment Revenue Bonds (National Geospatial-Intelligence Agency Site Improvements Project)	5.13	6/1/46	5,000,000	5,256,550
				8,695,195

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Nevada - .3%
Reno, Sales Tax Revenue Bonds, Refunding (Reno Transportation Rail Access Project) (Insured; Assured Guaranty Municipal Corporation) Series 2018 A	4.00	6/1/58	1,500,000		1,473,555
New Jersey - 4.3%
Essex County Improvement Authority, SWDR (Covanta Project)	5.25	7/1/45	1,000,000	[b]	1,006,880
New Jersey Economic Development Authority, Revenue Bonds	5.25	6/15/27	4,000,000		4,427,360
New Jersey Economic Development Authority, Special Facility Revenue Bonds (Continental Airlines, Inc. Project)	5.25	9/15/29	3,375,000		3,646,485
New Jersey Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/46	7,500,000		7,923,300
New Jersey Transportation Trust Fund Authority, Transportation Program Revenue Bonds	5.25	6/15/33	1,500,000		1,638,675
Tender Option Bond Trust Receipts (Series 2018-XF2538), 6/15/24, (New Jersey Economic Development Authority, Revenue Bonds) Recourse	5.25	12/15/23	3,250,000	[b,c]	3,490,327
				22,133,027
New Mexico - 1.5%
Farmington, PCR (Public Service Company of New Mexico San Juan Project)	5.90	6/1/40	7,000,000		7,434,840
New York - 12.5%
New York City Educational Construction Fund, Revenue Bonds	6.50	4/1/27	4,490,000		4,960,103
New York City Industrial Development Agency, PILOT Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	5,000,000		5,100,900
New York Convention Center Development Corporation, Senior Lien Revenue Bonds (Hotel Unit Fee Secured)	0.00	11/15/47	6,800,000	[e]	1,992,672
New York Counties Tobacco Trust V, Revenue Bonds	0.00	6/1/50	27,255,000	[e]	3,685,421

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
New York - 12.5% (continued)
New York Liberty Development Corporation, Revenue Bonds (3 World Trade Center Project)	5.00	11/15/44	7,000,000	[b]	7,283,780
New York Transportation Development Corporation, Special Facility Revenue Bonds (American Airlines, Inc. John F. Kennedy International Airport Project)	5.00	8/1/26	500,000		523,320
New York Transportation Development Corporation, Special Facility Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	3,500,000		3,692,605
Niagara Area Development Corporation, Solid Disposal Facility Revenue Bonds, Refunding (Convanta Holding Project) Series 2018 A	4.75	11/1/42	2,000,000	[b]	2,001,540
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	2,000,000		2,167,640
Tender Option Bond Trust Receipts (Series 2016-XM0370), 4/1/27, (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds) Non-recourse	5.25	4/5/20	5,000,000	[b,c]	5,316,463
Tender Option Bond Trust Receipts (Series 2016-XM0438), 11/1/27, (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue Bonds) Recourse	5.50	11/1/27	5,000,000	[b,c]	5,343,050
Tender Option Bond Trust Receipts (Series 2016-XM0445), 6/15/39, (New York City Municipal Water Finance Authority, Water and Sewer System General Resolution Revenue Bonds) Recourse	5.00	6/15/39	20,000,000	[b,c]	20,383,160
TSASC Inc., Tobacco Settlement Subordinate Bonds	5.00	6/1/48	2,000,000		2,029,360
				64,480,014
North Carolina - .2%
North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Bonds (Pennybryn at Maryfield)	5.00	10/1/35	1,005,000		1,049,401

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Ohio - 11.7%
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	0.00	6/1/47	48,020,000	[e]	4,002,467
Buckeye Tobacco Settlement Financing Authority, Tobacco Settlement Asset-Backed Bonds	6.50	6/1/47	14,690,000		14,983,947
Butler County, Hospital Facilities Revenue Bonds (UC Health)	5.50	11/1/20	2,360,000	[d]	2,522,958
Butler County, Hospital Facilities Revenue Bonds (UC Health)	5.50	11/1/20	1,490,000	[d]	1,594,464
Canal Winchester Local School District, School Facilities Construction and Improvement and Advance Refunding Bonds (GO - Unlimited Tax) (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/31	3,955,000	[e]	2,482,277
Canal Winchester Local School District, School Facilities Construction and Improvement and Advance Refunding Bonds (GO - Unlimited Tax) (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/29	3,955,000	[e]	2,705,536
Cuyahoga County Hospital, Revenue Bonds (The Metrohealth System)	5.00	2/15/57	2,000,000		2,059,140
Hamilton County, Healthcare Improvement Revenue Bonds (Life Enriching Communities Project)	5.00	1/1/51	2,000,000		2,097,680
Muskingum County, Hospital Facilities Revenue Bonds (Genesis HealthCare System Obligated Group Project)	5.00	2/15/22	4,590,000		4,844,240
Ohio Air Quality Development Authority, Air Quality Revenue Bonds (Ohio Valley Electric Corporation Project)	5.63	10/1/19	1,900,000		1,938,304
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper LLC Project)	4.50	1/15/48	2,250,000	[b]	2,299,590

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Ohio - 11.7% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0380), 12/1/38, (Hamilton County, Sewer System Improvement Revenue Bonds (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse	5.00	6/1/33	17,000,000	[b,c]	18,732,087
				60,262,690
Oklahoma - .3%
Oklahoma Development Finance Authority, Health System Revenue Bonds (OU Medicine Project) Series 2018 B	5.25	8/15/48	1,500,000		1,637,520
Oregon - 1.0%
Clackmas County Hospital Facility Authority, Revenue Bonds, Refunding (Senior Living-Willamette View Project)	5.00	11/15/52	1,500,000		1,591,230
Warm Springs Reservation Confederated Tribes, Hydroelectric Revenue Bonds (Pelton Round Butte Project)	6.38	11/1/33	3,300,000		3,404,973
				4,996,203
Pennsylvania - 2.6%
Crawford County Hospital Authority, HR (Meadville Medical Center Project)	6.00	6/1/46	1,175,000		1,245,112
Philadelphia, GO	6.50	8/1/20	3,550,000	[d]	3,836,947
Tender Option Bond Trust Receipts (Series 2016-XM0373), 6/1/41, (Geisinger Authority, Health System Revenue Bonds (Geisinger Health System)) Non-recourse	5.13	6/1/35	3,000,000	[b,c]	3,160,425
Tender Option Bond Trust Receipts (Series 2018-XM0594), 11/1/50, (Berks County Industrial Development Authority, Health System Revenue Bonds, Refunding (Tower Health Project)) Recourse	5.00	11/1/25	4,920,000	[b,c]	5,303,034
				13,545,518
Rhode Island - 1.0%
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds (Lifespan Obligated Group Issue) (Insured; Assured Guaranty Corp.)	7.00	5/15/19	5,000,000	[d]	5,156,150

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
South Carolina - 5.8%
South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)	5.50	1/1/19	3,705,000	[d]	3,738,901
Tender Option Bond Trust Receipts (Series 2016-XM0384), 12/1/43, (South Carolina Public Service Authority, Revenue Bonds Obligations (Santee Cooper)) Non-recourse	5.13	6/1/37	15,000,000	[b,c]	15,775,050
Tender Option Bond Trust Receipts (Series 2016-XM0442), 2/1/40, (Columbia, Waterworks and Sewer System Revenue Bonds) Recourse	5.00	2/1/40	10,000,000	[b,c]	10,384,800
				29,898,751
Tennessee - 4.5%
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue Bonds (The Vanderbilt University)	5.50	10/1/19	7,000,000	[d]	7,247,030
Tender Option Bond Trust Receipts (Series 2016-XM0388), 7/1/40, (Metropolitan Government of Nashville and Davidson County, Water and Sewer Revenue Bonds) Non-recourse	5.00	7/1/21	5,000,000	[b,c]	5,478,138
Tender Option Bond Trust Receipts (Series 2016-XM0446), 11/15/40, (Rutherford County Health and Educational Facilities Board, Revenue Bonds (Ascension Health Senior Credit Group)) Recourse	5.00	11/15/40	10,000,000	[b,c]	10,267,675
				22,992,843
Texas - 10.4%
Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds	5.00	1/1/45	1,500,000		1,630,335
Clifton Higher Education Finance Corporation, Education Revenue Bonds (International Leadership of Texas)	5.75	8/15/45	4,500,000		4,599,405
Clifton Higher Education Finance Corporation, Education Revenue Bonds (Uplift Education)	4.50	12/1/44	2,500,000		2,524,000
Clifton Higher Education Finance Corporation, Education Revenue Bonds (Uplift Education)	6.00	12/1/20	2,500,000	[d]	2,702,900
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue Bonds	5.25	12/1/18	5,500,000	[d]	5,531,185

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Texas - 10.4% (continued)
Harris County Health Facilities Development Corporation, HR (Memorial Hermann Healthcare System)	7.25	12/1/18	2,000,000	[d]	2,017,840
Harris County-Houston Sports Authority, Senior Lien Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	0.00	11/15/50	6,500,000	[e]	1,449,890
Houston, Combined Utility System First Lien Revenue Bonds (Insured; Assured Guaranty Corp.)	6.00	5/15/19	295,000	[d]	302,405
Houston, Combined Utility System First Lien Revenue Bonds (Insured; Assured Guaranty Corp.)	6.00	5/15/19	4,705,000	[d]	4,821,637
Tender Option Bond Trust Receipts (Series 2016-XM0377), 2/1/43, (San Antonio, Electric and Gas Systems Junior Lien Revenue Bonds) Non-recourse	5.00	2/1/21	16,750,000	[b,c]	18,072,544
Tender Option Bond Trust Receipts (Series 2017-XF2422), 8/15/40, (Leander Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)) Recourse	5.00	8/15/40	8,505,000	[b,c]	8,719,665
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/50	1,300,000		1,384,383
				53,756,189
U.S. Related - 1.7%
Guam, LOR (Section 30)	5.75	12/1/19	2,000,000	[d]	2,086,740
Guam Housing Corporation, SFMR (Guaranteed Mortgage-Backed Securities Program) (Collateralized; FHLMC)	5.75	9/1/31	965,000	[d]	969,680
Guam Waterworks Authority, Water and Wastewater System Revenue Bonds	5.63	7/1/20	2,000,000	[d]	2,122,380
Puerto Rico Commonwealth, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/35	3,500,000		3,761,625
				8,940,425

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Utah - .5%
Utah Infrastructure Agency, Telecommunication Revenue Bonds, Refunding (Special Limited Obligations)	5.00	10/15/40	2,345,000		2,532,412
Virginia - 5.2%
Chesterfield County Economic Development Authority, Retirement Facilities First Mortgage Revenue Bonds (Brandermill Woods Project)	5.13	1/1/43	2,100,000		2,151,849
Tender Option Bond Trust Receipts (Series 2016-XM0448), 11/1/40, (Virginia Small Business Financing Authority, Health Care Facilities Revenue Bonds (Sentara Healthcare)) Recourse	5.00	11/1/40	10,000,000	[b,c]	10,409,650
Tender Option Bond Trust Receipts (Series 2018-XM0593), 7/1/57, (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Recourse	5.50	1/1/26	7,500,000	[b,c]	8,785,781
Virginia Small Business Financing Authority, Private Activity Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/56	5,000,000		5,331,350
				26,678,630
Washington - 5.1%
Tender Option Bond Trust Receipts (Series 2017-XF2423), 1/1/29, (King County, Server Revenue Bonds) Recourse	5.00	6/1/20	4,000,000	[b,c]	4,246,440
Tender Option Bond Trust Receipts (Series 2018-XM0680), 7/1/58, (Washington Convention Center Public Facilities District, Revenue Bonds) Recourse	5.00	7/1/26	17,000,000	[b,c]	18,735,190
Washington Housing Finance Commission, Nonprofit Housing Revenue Bonds (Presbyterian Retirement Communities Northwest Projects)	5.00	1/1/51	1,700,000	[b]	1,782,994
Washington Housing Finance Commission, Nonprofit Housing Revenue Bonds (Presbyterian Retirement Communities Northwest Projects)	5.00	1/1/46	1,500,000	[b]	1,578,540
				26,343,164

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 157.8% (continued)
Wisconsin - .8%
Public Finance Authority, Retirement Facility Revenue Bonds (Southminster Inc.)	5.00	10/1/48	2,000,000	[b] 2,096,220
Public Finance Authority, Revenue Bonds (Denver International Airport Great Hall Project)	5.00	9/30/49	1,000,000	1,074,140
Public Finance Authority, Senior Living Revenue Bonds (Mary's Woods At Marylhurst Project)	5.25	5/15/47	750,000	[b] 807,360
				3,977,720
Total Investments (cost $774,774,990)			157.8%	812,452,054
Liabilities, Less Cash and Receivables			(42.5%)	(218,672,444)
Preferred Stock, at redemption value			(15.3%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	514,879,610

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities were valued at $380,757,538 or 73.95% of net assets.
c Collateral for floating rate borrowings.
d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Security is a discount security. Income is recognized through the accretion of discount.

Portfolio Summary (Unaudited) †	Value (%)
Education	21.8
Prerefunded	19.9
Special Tax	16.5
Utilities	16.4
Medical	15.3
Water	13.1
Transportation	11.8
General	9.5
Tobacco Settlement	9.1
General Obligation	8.2
Development	5.9
Nursing Homes	5.2
Pollution	3.8
School District	1.3
Single Family Hsg	.0
157.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	774,774,990	812,452,054
Cash		39,016
Interest receivable		12,805,779
Prepaid expenses		36,973
		825,333,822
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		323,783
Payable for floating rate notes issued—Note 3		229,398,237
Interest and expense payable related to floating rate notes issued—Note 3		1,563,505
Commissions payable—Note 1		44,559
Dividends payable to Preferred Shareholders		25,169
Directors fees and expenses payable		4,307
Accrued expenses		194,652
		231,554,212
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		514,879,610
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,195,578 shares issued and outstanding)		62,196
Paid-in capital		500,008,144
Total distributable earnings (loss)		14,809,270
Net Assets Applicable to Common Shareholders ($)		514,879,610
Shares Outstanding
(500 million shares authorized)		62,195,578
Net Asset Value Per Share of Common Stock ($)		8.28

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income ($):
Interest Income	40,091,646
Expenses:
Management fee—Note 2(a)	4,728,202
Interest and expense related to floating rate notes issued—Note 3	3,964,967
Professional fees	186,610
Custodian fees—Note 2(b)	163,104
Commission fees—Note 1	89,000
Directors’ fees and expenses—Note 2(c)	79,111
Shareholders’ reports	63,615
Shareholder servicing costs	57,665
Registration fees	45,780
Miscellaneous	91,652
Total Expenses	9,469,706
Less—reduction in expenses due to undertaking—Note 2(a)	(630,445)
Net Expenses	8,839,261
Investment Income—Net	31,252,385
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	2,279,557
Net unrealized appreciation (depreciation) on investments	(28,303,332)
Net Realized and Unrealized Gain (Loss) on Investments	(26,023,775)
Dividends to Preferred Shareholders	(2,089,976)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	3,138,634

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended September 30, 2018

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(111,393,056)
Proceeds from sales of portfolio securities	168,481,541
Dividends paid to Preferred Shareholders	(2,088,214)
Dividends and Interest received	40,291,790
Paid to The Dreyfus Corporation	(4,789,380)
Operating expenses paid	(126,181)
Net Cash Provided by Operating Activities		90,376,500
Cash Flows from Financing Activities ($):
Auction Preferred Stock Redeemed	(63,600,000)
Dividends paid to Common Shareholders	(27,396,549)
Proceeds from Auction Preferred Stock to Common Stock	3,180,000
Interest and expense related to floating rate notes issued paid	(3,200,263)
Net Cash Provided in Financing Activities		(91,016,812)
Net Increase (Decrease) in cash		(640,312)
Cash at beginning of period		679,328
Cash at end of period		39,016
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		3,138,634
Adjustments to reconcile net increase in net assets
applicable to Common Shareholder resulting from
operations to net cash provided by operating activities ($):
Increase in investments in securities at cost		(25,648,444)
Decrease in interest receivable		63,823
Increase in prepaid expenses		(15,340)
Decrease in Due to The Dreyfus Corporation and affiliates		(61,178)
Increase in payable for floating rate notes issued		80,823,840
Interest and expense related to floating rate notes issued		3,964,967
Increase in dividends payable to Preferred Shareholders		1,762
Decrease in Directors fees and expense payable		(6,978)
Increase in commissions payable and accrued expenses		42,229
Net unrealized depreciation on investments		28,303,332
Net amortization of premiums on investments		(230,147)
Net Cash Provided by Operating Activities		90,376,500
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		707,143

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2018	2017	[a]
Operations ($):
Investment income—net	31,252,385	31,892,505
Net realized gain (loss) on investments	2,279,557	(709,004)
Net unrealized appreciation (depreciation) on investments	(28,303,332)	(27,579,093)
Dividends to Preferred Shareholders	(2,089,976)	(1,802,862)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	3,138,634	1,801,546
Distributions ($):
Distributions to Common Shareholders	(28,103,692)	(31,995,401)
Capital Stock Transactions ($):
Proceeds from Auction Preferred Stock to Common Shareholders	3,180,000	-
Distributions reinvested	707,143	1,241,830
Increase (Decrease) in Net Assets from Capital Stock Transactions	3,887,143	1,241,830
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(21,077,915)	(28,952,025)
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	535,957,525	564,909,550
End of Period	514,879,610	535,957,525
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	82,610	144,118
Net Increase (Decrease) in Shares Outstanding	82,610	144,118

[a] Distributions to shareholders include only distributions from net investment income. Undistributed investment income—net was $114,173 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Year Ended September 30,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	8.63	9.12	8.75	8.76	8.07
Investment Operations:
Investment income—net[a]	.50	.51	.53	.55	.55
Net realized and unrealized gain (loss) on investments	(.42)	(.45)	.37	(.03)	.73
Dividends to Preferred Shareholders from investment income—net	(.03)	(.03)	(.01)	(.00)[b]	(.00)[b]
Total from Investment Operations	.05	.03	.89	.52	1.28
Distributions to Common Shareholders:
Dividends from investment income—net	(.45)	(.52)	(.52)	(.53)	(.59)
Net asset value resulting from Auction Preferred Stock tendered as a discount	.05	-	-	-	-
Net asset value, end of period	8.28	8.63	9.12	8.75	8.76
Market value, end of period	7.50	8.79	9.35	8.18	8.38
Total Return (%)[c]	(9.72)	(.19)	21.11	4.07	12.61

	Year Ended September 30,
	2018	2017	2016	2015	2014
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[d]	1.81	1.49	1.30	1.26	1.30
Ratio of net expenses to average net assets applicable to Common Stock[d]	1.69	1.37	1.17	1.13	1.17
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[d]	.76	.39	.22	.17	.18
Ratio of net investment income to average net assets applicable to Common Stock[d]	5.99	5.96	5.83	6.24	6.50
Ratio of total expenses to total average net assets	1.50	1.18	1.03	1.00	1.00
Ratio of net expenses to total average net assets	1.40	1.08	.93	.90	.90
Ratio of interest and expense related to floating rate notes issued to total average net assets	.63	.31	.17	.14	.14
Ratio of net investment income to total average net assets	4.96	4.71	4.64	4.94	5.02
Portfolio Turnover Rate	17.93	8.77	10.40	9.60	14.37
Asset Coverage of Preferred Stock, end of period	753	476	496	480	480
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	514,880	535,958	564,910	541,090	542,102
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	142,500	142,500	142,500	142,500
Floating Rate Notes Outstanding, end of period ($ x 1,000)	229,398	148,574	139,574	146,129	146,129

a Based on average common shares outstanding.
b Amount represents less than $.01 per share.
c  Calculated based on market value.
d Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

On November 28, 2017, the fund announced that its Board had authorized the fund to conduct a tender offer for up to 100% of its then outstanding 1,140 shares each of Series M, Series T, Series W, Series TH and Series F APS at a price equal to 95% of the APS’ liquidation preference of $25,000 per share ($23,750 per share) plus any unpaid dividends accrued through the expiration date of the tender offer. On February 28, 2018, the fund accepted for repurchase 377 Series M shares, 393 Series T shares, 480 Series W shares, 574 Series TH shares and 720 Series F shares of the fund’s

APS (approximately 44.6% of the fund’s then outstanding APS) with an aggregate liquidation preference of $9,425,000 Series M, $9,825,000 Series T, $12,000,000 Series W, $14,350,000 Series TH and $18,000,000 Series F for an aggregate purchase price of $8,953,750 Series M, $9,333,750 Series T, $11,400,000 Series W, $13,632,500 Series TH and $17,100,000 Series F. The difference between the liquidation preference of the APS and the actual repurchase price of the tendered APS (i.e., the 5% discount on the per share liquidation preference of the tendered APS) was recognized by the fund in the Statement of Changes in Net Assets for the period ended September 30, 2018 as Proceeds from Auction Preferred Stock to Common Shareholders.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2018 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	812,452,054	-	812,452,054
Liabilities ($)
Floating Rate Notes††	-	(229,398,237)	-	(229,398,237)

† See Statement of Investments for additional detailed categorizations.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At September 30, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends and distributions to Common shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NOTES TO FINANCIAL STATEMENTS (continued)

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 27, 2018, the Board declared a cash dividend of $.035 per share from investment income-net, payable on October 31, 2018 to Common Shareholders of record as of the close of business on October 12, 2018. The ex-dividend date was October 11, 2018. Effective January 26, 2018, the above per share investment income dividend was reduced by $.008 per share.

(d) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every 7 days for each Series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2018, for each Series of APS were as follows: Series M-2.357%, Series T-2.357%, Series W-2.357%, Series TH-2.357% and Series F-2.357%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2018 for each Series of APS were as follows: Series M-2.002%, Series T-2.010%, Series W-2.000%, Series TH-1.971% and Series F-1.938%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $2,455,595,

accumulated capital losses $24,737,591 and unrealized appreciation $38,604,118.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2018. If not applied, $6,369,224 of the carryover expires in fiscal year 2019. The fund has $5,071,884 of post-enactment short-term capital losses and $13,296,483 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2018 and September 30, 2017 were as follows: tax-exempt income $30,044,088 and $33,728,792, and ordinary income $149,580 and $69,471, respectively.

During the period ended September 30, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, capital loss carryover expiration and dividend reclassification, the fund increased total distributable earnings (loss) by $32,368,333 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and

NOTES TO FINANCIAL STATEMENTS (continued)

modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average weekly net assets, inclusive of the outstanding APS, and is payable monthly. The Agreement provides for an expense reimbursement from Dreyfus should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. Dreyfus has currently undertaken, from October 1, 2017 through May 31, 2019, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $630,445 during the period ended September 30, 2018.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended September 30, 2018, the fund was charged $163,104 pursuant to the custody agreement.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended September 30, 2018, the fund was charged $7,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $367,631, custodian fees $3,300 and Chief Compliance Officer fees $1,887, which are offset against an expense reimbursement currently in effect in the amount of $49,035.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2018, amounted to $111,393,056 and $168,481,541, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a

NOTES TO FINANCIAL STATEMENTS (continued)

fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2018 was approximately $204,489,804 with a related weighted average annualized interest rate of 1.94%.

At September 30, 2018, the cost of investments for federal income tax purposes was $544,449,699; accordingly, accumulated net unrealized appreciation on investments was $38,604,118, consisting of $39,965,048 gross unrealized appreciation and $1,360,930 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Strategic Municipals, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc. (the “Fund”), including the statement of investments, as of September 30, 2018, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2018, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
November 27, 2018

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan. The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund has issued APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Supplemental Information

During the period ended September 30, 2018, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and (iii) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended September 30, 2018 as “exempt-interest dividends” (not generally subject to regular Federal income tax) except $149,580 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2018 calendar year on Form 1099-DIV, which will be mailed in early 2019.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual shareholders’ meeting held on June 13, 2018.

	Shares
	For	Authority Withheld
To elect one Class II Directors: †
Robin A. Melvin††	2,513	-
To elect three Class III Directors: †††
Burton N. Wallack	53,098,214	2,543,623
Joan Gulley	53,472,532	2,169,305
Benaree Pratt Wiley††	2,513	-

† The term of the Class II Director expires in 2020.

†† Elected solely by APS holders; Common Shareholders not entitled to vote.

††† The term of the Class III Directors expire in 2021.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)
Chairman of the Board (1995)
Current term expires in 2019.

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 125

———————

Joni Evans (76)
Board Member (2007)
Current term expires in 2019.

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (71)
Board Member (2017)
Current term expires in 2021.

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (78)
Board Member (1994)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

Alan H. Howard (59)
Board Member (2018)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (55)

Board Member (1995)

Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 100

———————

Burton N. Wallack (67)
Board Member (2007)
Current term expires in 2021.

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)
Board Member (1989)
Current term expires in 2021.

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBER

Gordon J. Davis (77)
Board Member (2007)
Current term expires in 2020.

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

William Hodding Carter III, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 125 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 150 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 150 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 150 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS
Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Gordon J. Davis†	Robert Salviolo
Joni Evans	Robert Svagna
Joan Gulley	Chief Compliance Officer
Ehud Houminer	Joseph W. Connolly
Alan H. Howard	Portfolio Managers
Robin A. Melvin ††	Daniel A. Rabasco
Burton N. Wallack	Jeffrey B. Burger
Benaree Pratt Wiley††
† Interested Board Member
†† Elected by APS Holders	Manager
Officers	The Dreyfus Corporation
President	Custodian
Bradley J. Skapyak	The Bank of New York Mellon
Chief Legal Officer	Counsel
Bennett A. MacDougall	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice President and Secretaries	and Registrar
Joseph M. Chioffi	Computershare Inc.
Sonalee Cross	(Common Stock)
Maureen E. Kane	Deutsche Bank Trust Company America
Sarah S. Kelleher	(Auction Preferred Stock)
Jeff Prusnofsky	Auction Agent
Natalya Zelensky	Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels	Stock Exchange Listing
Assistant Treasurers	NYSE Symbol: LEO
Richard Cassaro	Initial SEC Effective Date
Gavin C. Reilly	9/23/87
Robert S. Robol

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus Strategic Municipals, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	LEO

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

0853AR0918A

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,450 in 2017 and $36,997 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,963 in 2017 and $32,418 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h); (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended; (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events; (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies; and (v) agreed upon procedures in evaluating compliance by the Fund with provisions of the Fund’s articles supplementary, creating the series of auction rate preferred stock.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,798 in 2017 and $3,553 in 2018. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $29,460,566 in 2017 and $26,473,572 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are:   Joseph S. DiMartino,  Joni Evans, Joan Gulley, Ehud Houminer, Alan Howard, Robin A. Melvin, Burton N. Wallack, and Benaree P. Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management     Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of September 30, 2018:

Daniel Rabasco and Jeffrey Burger of BNY Mellon Asset Management North America Corporation (“BNYM AMNA”), an affiliate of The Dreyfus Corporation, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger, a Portfolio Manager for Tax Sensitive Strategies at BNYM AMNA, has served as a primary portfolio manager of the fund since July 2014.  He has been employed as a portfolio manager and analyst at BNYM AMNA since 2006.

Mr. Rabasco, the Chief Investment Officer for Tax Sensitive Fixed-Income at BNYM AMNA, has served as a primary portfolio manager of the fund since July 2016.  He has been employed at BNYM AMNA since 1998.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	11	$4.1billion	2	$662 million	427	$1.1 billion
Daniel Rabasco	17	$8.9 billion	0	$0	65	$3.9 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

(a)(3) Portfolio Manager Compensation.  The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).  Funding for the BNYM AMNA Incentive Plan is through a pre-determined fixed percentage of overall company profitability.  Therefore, all bonus awards are based initially on BNYM AMNA's overall performance as opposed to the performance of a single product or group.  All investment professionals are eligible to receive incentive awards.  Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of BNYM AMNA products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods.  Also considered in determining individual awards are team participation and general contributions to BNYM AMNA.  Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Daniel Rabasco	Dreyfus Strategic Municipals, Inc.	None
Jeffrey Burger	Dreyfus Strategic Municipals, Inc.	None

(b)        Not applicable

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and                               Affiliated Purchasers.

                        None.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipals, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 4, 2018

By: /s/ James Windels
James Windels Treasurer
Date:	December 4, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)